OMB APPROVAL
OMB Number:	3235-0570

Expires:	Nov. 30, 2005

Estimated average burden
hours per response:	5.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7930

Strong High-Yield Municipal Bond Fund, Inc., on behalf

of the Strong High-Yield Municipal Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

High-Yield Municipal Bond

Fund

ANNUAL REPORT    |    October 31, 2004

Strong

High-Yield Municipal Bond

Fund

Market Update from Lyle J. Fitterer
November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong High-Yield Municipal Bond Fund

Effective May 28, 2004, the Strong High-Yield Municipal Bond Fund closed to new shareholders. Subsequently, the Fund’s Board of Directors approved an Agreement and Plan of Liquidation for the Fund, which will redeem all Fund Investor Class shares on December 29, 2004.

During the past 12 months, the Strong High-Yield Municipal Bond Fund underperformed its broad-based index, the Lehman Brothers Municipal Bond Index. The Fund returned -2.71%, while the Lehman Brothers Municipal Bond Index returned 6.03%. The Fund continued to lose assets during the past year, as it has for several years. Although we have made progress with respect to improving liquidity of the Fund, attempts to restructure the Fund’s portfolio to improve liquidity have been met with limited success. While the Fund continued to liquidate lower- and non-rated securities and replaced them with liquid, high-quality holdings, ongoing credit deterioration in certain of the Fund’s existing non-rated holdings — coupled with declining Fund assets overshadowed any positive progress we made this period.

Interest rate volatility

Long-term interest rates were fairly volatile during the year, rising during the first six months of the year, but falling during the second half of the year. Market action was driven by several factors, including questions about Federal Reserve (Fed) policy, uncertainty about the upcoming U.S. presidential election, and conflicting data surrounding the direction of the economy. This time, fixed-income markets responded differently to the Fed’s decision to raise the federal funds rate. In past rate tightening cycles, the long-end of the market sold off. However, with the Fed raising short-term rates by 75 basis points between June and September 2004, the opposite market reaction occurred. Longer-term interest rates declined, while shorter-term rates rose, resulting in a flattening yield curve. The yield on a 30-year general obligation, AAA-rated municipal bond declined by nearly a quarter of a percentage during the year to 4.51% as of October 31, 2004. Comparable long-term Treasury securities fell about the same amount, ending the period at 4.80%. Continued positive economic news also helped BBB-rated corporate-backed municipals deliver good returns as investors favored lower-quality securities with positive credit outlooks as a way of adding incremental yield in a falling rate environment. Relative to U.S. Treasuries, municipal securities performed well, especially toward the end of the time period. Long-term, high-grade municipals were priced at attractive levels relative to Treasury securities, with municipals yielding 94% of Treasuries — the identical percentage that we experienced a year ago.

Morningstar® Style Box™ *

Underperformance explained

Although the municipal market delivered positive returns for the period, the Fund posted negative returns. During the past 12 months, the Fund’s assets declined by more than $40 million. The Fund continued to experience a decline in net asset value (NAV), with the bulk of the decline due to continued price deterioration in several of the Fund’s larger holdings. The ongoing decline in net assets exacerbated the effect of these credit deteriorations, because the position size of these larger holdings increased on a percentage basis as assets fell.

The Fund’s primary emphasis was historically investing in non-rated, higher-yielding securities. Non-rated securities tend to be less liquid — meaning they are less easily bought and sold — than rated securities, and selling distressed, non-rated securities can be difficult. However, we continued to make progress during the period in reducing the Fund’s holdings in non-rated and lower-rated positions. A disposition plan is in place for each non-rated or lower-rated security and we continued to move down the path of liquidating distressed holdings while attempting to maximize recovery of their value. The marketplace experienced rising demand for lower-rated debt. Secondary market sales of smaller issues (including some of the bonds we sold) typically traded at attractive yields relative to new issue transactions. We had renewed interest from the dealer community in our lower-rated securities, and we continued to work diligently to remove lower-rated bonds from the portfolio during the period. Progress on this front can be measured in the increased percentage of liquid securities in the portfolio. At the end of the period, 59% of the Fund’s assets were held in cash or liquid securities, compared to 32% as of October 31, 2003.

We were able to make one major change to the Fund’s long-term sector allocation during the period, significantly lowering our exposure to senior housing. At the end of the period, the Fund held 22% in this sector, down from 45% at the start of the year. We cut the Fund’s holdings in this sector through open market sales and recoveries

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

received through liquidations (recovery from underlying asset sales). At the same time, we continued to look for opportunistic purchases, such as those in corporate-backed credits. On a spread basis, this sector looked attractive from a historical basis, and looked cheap when compared to corporate spreads.

The Fund relies on credit, rather than interest rate, adjustments to generate its returns. Although the Fund produced an attractive level of tax-free income, overall return was negative due to depreciation of several of the Fund’s larger, illiquid holdings. One of the Fund’s larger, illiquid holdings continued to negatively affect performance. The project is a senior-care complex that has been in existence for over 75 years and has suffered from lower-than-expected occupancy, higher costs, and lower reimbursement rates. In addition, increased competition has put additional pressure on the project. We entered into an agreement to sell the Fund’s debt position at a reduced level. However, closing is not expected to occur for a few more months. Progress was made to liquidate other lower-quality holdings as well. At the end of the period, the Fund had 11 non-rated holdings remaining in the portfolio, down from 28 at the start of the year, although the percentage attributable to non-rated bonds is now 41%, compared to 86% at the beginning of the period.

To put this in perspective, most of the Fund’s remaining non-rated holdings were purchased when the Fund’s assets were over $500 million, while at the end of the period Fund assets stood at $52 million. The Fund had several other holdings during the period that were very large in size (over 4%) and have the ability to negatively affect results if a major event occurs that affects them. The Fund experienced some continued price depreciation in several of the multi-family housing bonds owned by the Fund. One of the larger multi-family holdings was sold near the end of the period. This property was located in Atlanta, which continues to see softness in the rental housing market. This rental-housing sector showed some signs of improvement as the economy improved, although it was a very slow turn.

At the end of the period, the Fund had 10.5% of its holdings that are on non-accrual. This means that the Fund receives no interest on these holdings. These securities are identified as non-income producing on the Schedule of Investments. Non-accrual status, in most cases, is reflective of the credit’s underlying financial weakness. We also sold several lower-rated positions in the open market. Cash raised from these sales has been invested primarily in high-quality bonds, which has helped to improve the Fund’s liquidity and increase the Fund’s overall credit quality.

The Fund’s duration — a measure of an investment’s sensitivity to interest rate changes — drifted down considerably during the past year, going from 7.45 years at the beginning of the period to 3.73 years at the end. The decline was due to the increased amount of cash-equivalent securities held in the Fund. We continued to look for opportunistic trades for the Fund, but were content to invest cash in short-term variable rate securities. We continued to favor corporate-backed credits and looked for quantitative opportunities (e.g., corporate-backed municipal credits that look cheap when compared to spread levels in the taxable market). Toward the end of the period, we traded out of most of our longer-term corporate backed names, including some of those that were less liquid.

We continued to focus on credit research, laying out a prudent course of action to liquidate or rehabilitate the Fund’s lower-rated credits in hopes of maximizing recovery to the Fund.

A look ahead

You recently have received a letter explaining some important changes that are occurring at the firm and with the Fund. Strong Capital Management, Inc. (SCM), which is the investment advisor to the Fund, has agreed to sell certain assets to a third party. The Advisory Agreement for the Fund will not be part of the sale. In light of these anticipated changes, the Fund’s Board of Directors has approved an Agreement and Plan of Liquidation for the Fund, which will redeem all Fund Investor Class shares on December 29, 2004. The plan approved by the Board contemplates redeeming all shares at a price no less than the net asset value calculated as of November 1, 2004. Shareholders will continue to have the ability to redeem or exchange shares before the final distribution date. We appreciate your patience with us as we work through these issues.

Mary-Kay Bourbulas

Portfolio Manager

Strong High-Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 10-1-93 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues.

Largest State Concentrations1

Percent of Net Assets, as of 10-31-04

Indiana	15.01%
Georgia	12.38%
Florida	7.55%
Texas	7.32%
Illinois	6.41%
Washington	5.46%
California	5.43%
South Carolina	4.79%
Pennsylvania	4.53%
New Hampshire	4.16%

Top States	73.04%

[1]	Holdings vary. More complete holdings are available at www.Strong.com.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[2]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Portfolio Statistics

Investor Class[3]
30-day annualized yield	3.41%

Average Annual Total Returns

As of 10-31-04

Investor Class[3]
1-year	-2.71%
5-year	-5.12%
10-year	0.56%
Since Inception (10-1-93)	0.69%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund currently has a high percentage of illiquid, high-yield municipal bonds. The lack of a liquid market for these bonds could limit the manager’s ability to dispose of these bonds at prices or at times which the Fund’s manager might otherwise choose. The pricing of illiquid, high-yield municipal bonds may be more difficult or uncertain due to a lack of sufficient trading or other market information. The manager is actively working to decrease the percentage of these bonds in the Fund, and such activity may temporarily affect the Fund’s ability to meet its investment objective.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Fee Waivers:

[3]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.23%. As of 10-31-04, there are waivers and/or absorptions in effect.

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	29.8%
AA	15.3%
A	10.1%
BBB	3.7%
BB	14.3%
B	11.6%
CCC	4.5%
D	10.5%
Other (Receivables and Payables)	0.2%

Total	100.0%

Effective duration[4]	3.7 years
Average quality rating[5]	BBB

General:

[4]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]	Beginning Account Value 5-1-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 10-31-04	Expenses Paid During Period[2]	Ending Account Value 10-31-04	Expenses Paid During Period[2]
Strong High-Yield Municipal Bond Fund	Investor	0.00%	$1,000.00	$1,011.80	$0.00	$1,025.14	$0.00

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULE OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG HIGH-YIELD MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 54.5%
California 5.4%
California GO, 5.10%, Due 2/01/34	$750,000	$763,125
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	640,000	662,400
5.50%, Due 6/01/18	1,355,000	1,407,506

		2,833,031
Florida 1.1%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	500,000	590,625
Georgia 10.7%
Atlanta, Georgia Urban Residential Finance Authority MFHR (e):
Evergreen Village Estates Project, 6.625%, Due 5/01/28	605,000	426,525
Park Place Apartments Project, 6.75%, Due 3/01/31	6,000,000	4,770,000
Fulton County, Georgia Housing Authority MFHR - Washington Court Project (e) (g):
6.40%, Due 2/01/19	630,000	96,075
6.50%, Due 2/01/28	1,750,000	266,875

		5,559,475
Indiana 15.0%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.50%, Due 1/01/30 (e) (g)	18,200,000	4,550,000
Indianapolis, Indiana Airport Authority Special Facility Revenue - United Air Lines, Inc. Project, 6.50%, Due 11/15/31 (g)	1,025,000	102,500
St. Joseph County, Indiana EDR - Hamilton Communities Obligation Group Project, 7.15%, Due 7/01/29 (e)	3,155,000	3,178,663

		7,831,163
Nebraska 3.6%
Nebraska Public Power District Capital Appreciation Revenue, Zero %, Due 1/01/07 (d)	2,000,000	1,905,000
New Hampshire 4.2%
New Hampshire Business Finance Authority Revenue - Air Cargo Facility at Pease LLC Project, 6.75%, Due 4/01/24 (e)	2,310,000	2,171,400
New Jersey 1.0%
New Jersey EDA Cigarette Tax Revenue, 5.50%, Due 6/15/31	500,000	503,750
Ohio 0.8%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (e) (g)	2,217,055	22
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (e)	400,000	391,500

		391,522
Pennsylvania 4.5%
Delaware County, Pennsylvania Authority Health Care Facility First Mortgage Revenue - GF/Longwood Care, Inc. Project (e) (f):
8.50%, Due 4/15/10	$530,000	$196,100
9.00%, Due 4/15/25	5,860,000	2,168,200

		2,364,300
Tennessee 0.9%
Memphis, Tennessee Health, Educational and Housing Facility Board MFHR - Hickory Pointe Apartments Project, 8.50%, Due 7/01/10 (e) (g)	743,665	460,143
Texas 7.3%
Brazos River Authority PCR Refunding - TXU Electric Company Project, 5.75%, Due 5/01/36 (Mandatory Put at $100 on 11/01/11)	790,000	860,112
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (e)	1,825,799	1,688,864
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (c)	2,000,000	1,270,000

		3,818,976

Total Municipal Bonds (Cost $49,909,536)		28,429,385

Variable Rate Municipal Bonds 1.6%
Ohio
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (e)	1,277,842	857,751

Total Variable Rate Municipal Bonds (Cost $927,219)		857,751

Short-Term Investments (a) 43.7%
Variable Rate Municipal Bonds 37.2%
Arizona 0.5%
Arizona Health Facilities Authority Healthcare Education Facilities Revenue - Kirksville Collateral Osteopathic Project, 1.75%, Due 1/01/30 (Putable at $100 and Rate Reset Effective 11/24/04) (d)	250,000	250,000
Florida 6.4%
Orange County, Florida Health Facilities Authority Revenue, 1.85%, Due 10/08/26 (Putable at $100 and Rate Reset Effective 12/2/04) (d)	2,000,000	2,000,000
Volusia County, Florida IDA Revenue Refunding, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (d)	1,350,000	1,350,000

		3,350,000
Georgia 1.7%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project, 1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04)	900,000	900,000

STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Illinois 6.4%
Illinois DFA PCR Refunding - Illinois Power Company Project, 1.80%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 11/09/04) (d)	$3,345,000	$3,345,000
Kentucky 1.0%
Ohio County, Kentucky PCR Refunding - Big Rivers Electric Project, 1.58%, Due 10/01/22 (Putable at $100 and Rate Reset Effective 11/17/04) (d)	500,000	500,000
Michigan 0.5%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.85%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 11/11/04) (d)	250,000	250,000
Mississippi 3.4%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.65%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 11/03/04)	1,786,000	1,786,000
Missouri 1.2%
Missouri Environmental Improvement & Energy Resources Authority Environmental Improvement Revenue Refunding - Union Electric Company Project, 1.45%, Due 9/01/33 (Putable at $100 and Rate Reset Effective 11/18/04)	600,000	600,000
North Carolina 0.5%
Wake County, North Carolina Industrial Facilities and Pollution Control Financing Authority Revenue - Carolina Power & Light Company Project, 1.55%, Due 10/01/22 (Putable at $100 and Rate Reset Effective 11/18/04) (d)	250,000	250,000
North Dakota 4.0%
McLean County, North Dakota Solid Waste Disposal Revenue - National Rural Utility Corporation Project, 1.78%, Due 12/01/19 (Putable at $100 and Rate Reset Effective 11/10/04)	1,000,000	1,000,000
Underwood, North Dakota PCR - Cooperative Power Association Project, 1.67%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 11/03/04)	1,100,000	1,100,000

		2,100,000
Oregon 1.3%
Medford, Oregon Hospital Facilities Authority Revenue Refunding - Rogue Valley Manor Project, 1.75%, Due 8/15/32 (Putable at $100 and Rate Reset Effective 11/10/04) (d)	700,000	700,000
South Carolina 4.8%
Piedmont Municipal Power Agency Electric Revenue Refunding, 1.75%, Due 1/01/31 (Putable at $100 and Rate Reset Effective 11/08/04) (d)	2,500,000	2,500,000
Washington 5.5%
Energy Northwest Washington Electric Revenue, 1.82%, Due 7/01/08 (Putable at $100 and Rate Reset Effective 11/04/04) (d)	$2,850,000	$2,850,000

Total Variable Rate Municipal Bonds		19,381,000
Municipal Money Market Funds 6.5%
Multiple States
Strong Tax-Free Money Fund (b)	3,385,000	3,385,000

Total Short-Term Investments (Cost $22,766,000)		22,766,000

Total Investments in Securities (Cost $73,602,755) 99.8%		52,053,136
Other Assets and Liabilities, Net 0.2%		125,120

Net Assets 100.0%		$52,178,256

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(c)	Escrowed to maturity.
(d)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(e)	Illiquid security.
(f)	Security whereby interest is being accrued and collected at a reduced rate ranging from 1.89% to 2.00%.
(g)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the Fund has halted accruing income.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

(In Thousands, Except Per Share Amounts)

Strong High-Yield Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $70,218)	$48,668
Affiliated Issuers (Cost of $3,385)	3,385
Interest and Dividends Receivable	318
Other Assets	31

Total Assets	52,402

Liabilities:
Payable for Fund Shares Redeemed	2
Dividends Payable	150
Accrued Operating Expenses and Other Liabilities	72

Total Liabilities	224

Net Assets	$52,178

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$216,251
Undistributed Net Investment Income (Loss)	7
Undistributed Net Realized Gain (Loss)	(142,530)
Net Unrealized Appreciation (Depreciation)	(21,550)

Net Assets	$52,178

Capital Shares Outstanding (Unlimited Number Authorized)	9,761

Net Asset Value Per Share	$5.35

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2004

(In Thousands)

Strong High-Yield Municipal Bond Fund
Income:
Interest	$4,291
Dividends – Affiliated Issuers	27

Total Income	4,318

Expenses:
Investment Advisory Fees	242
Administrative Fees	194
Custodian Fees	17
Shareholder Servicing Costs	126
Reports to Shareholders	47
Professional Fees	90
Other	36

Total Expenses before Expense Offsets	752
Expense Offsets (Note 4)	(673)

Expenses, Net	79

Net Investment Income (Loss)	4,239

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(52,658)
Futures Contracts	(7)

Net Realized Gain (Loss)	(52,665)
Net Change in Unrealized Appreciation/Depreciation on Investments	45,868

Net Gain (Loss) on Investments	(6,797)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,558)

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2004

(In Thousands)

Strong High-Yield Municipal Bond Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(2,558)
Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Provided by Operating Activities:
Decrease in Dividends and Interest Receivable	1,142
Purchase of Investment Securities	(34,897)
Proceeds from Disposition of Investment Securities	83,454
Purchase of Short-Term Investment Securities, net	(14,337)
Decrease in Receivables for Securities Sold	1,998
Decrease in Payable for Securities Purchased	(1,471)
Amortization of Discount, net of premium	(1,389)
Increase in Accrued Operating Expenses and Other Liabilities	45
Net Realized Loss on Investment Securities	52,665
Net Change in Unrealized Appreciation/Depreciation on Investment Securities	(45,868)
Other, net	2,127

Net Cash Provided by Operating Activities	40,911

Cash Flows from Financing Activities:
Proceeds from Fund Shares Sold	3,749
Payment for Fund Shares Redeemed	(43,075)
Cash Distributions Paid	(1,593)

Net Cash Used by Financing Activities	(40,919)

Net Increase (Decrease) in Cash	(8)

Cash:
Beginning Balance	18

Ending Balance	$10

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong High-Yield Municipal Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$4,239	$7,990
Net Realized Gain (Loss)	(52,665)	(37,414)
Net Change in Unrealized Appreciation/Depreciation	45,868	14,944

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,558)	(14,480)
Distributions From Net Investment Income	(4,239)	(7,993)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(36,135)	(37,917)

Total Increase (Decrease) in Net Assets	(42,932)	(60,390)

Net Assets:
Beginning of Year	95,110	155,500

End of Year	$52,178	$95,110

Undistributed Net Investment Income (Loss)	$7	$7

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG HIGH-YIELD MUNICIPAL BOND FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.83	$7.01	$8.16	$8.75	$8.91	$9.79
Income From Investment Operations:
Net Investment Income (Loss)	0.32	0.42	0.40	0.51	0.09	0.59
Net Realized and Unrealized Gains (Losses) on Investments	(0.48)	(1.18)	(1.15)	(0.59)	(0.15)	(0.88)

Total from Investment Operations	(0.16)	(0.76)	(0.75)	(0.08)	(0.06)	(0.29)
Less Distributions:
From Net Investment Income(c)	(0.32)	(0.42)	(0.40)	(0.51)	(0.10)	(0.59)

Total Distributions	(0.32)	(0.42)	(0.40)	(0.51)	(0.10)	(0.59)

Net Asset Value, End of Period	$5.35	$5.83	$7.01	$8.16	$8.75	$8.91

Ratios and Supplemental Data
Total Return	–2.71%	–11.17%	–9.48%	–0.90%	–0.73%	–2.91%
Net Assets, End of Period (In Millions)	$52	$95	$156	$282	$417	$439
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.0%	1.0%	0.8%	0.7%*	0.7%
Ratio of Expenses to Average Net Assets	0.1%	1.0%	1.0%	0.8%	0.7%*	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.1%	6.5%	5.2%	6.1%	6.4%*	6.4%
Portfolio Turnover Rate	67.0%	56.4%	35.7%	24.9%	1.4%	17.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from August to October.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

Strong High-Yield Municipal Bond Fund (the “Fund”), a series fund of Strong High-Yield Municipal Bond Fund, Inc., is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Effective May 28, 2004, the Fund closed to new shareholders. Additionally, the Fund will no longer accept additional investments by current shareholders, except for shares purchased through the automatic reinvestment of dividends and distributions.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Debt securities of the Fund are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund invests in lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and, as a result, the Fund may have difficulty disposing of certain lower-quality and comparable unrated securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, the Fund’s net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs may be adversely impacted. The fair value of illiquid securities as a percentage of net assets at October 31, 2004 for Strong High-Yield Municipal Bond Fund is 40.7%.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund.

Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect the Fund from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Swap Agreements — The Fund may enter into interest rate, credit default, securities index, and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Fund’s obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Fund’s obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. The Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(H)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(I)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(J)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(K)	Indemnifications — In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of material loss to be remote under any of these indemnification agreements.

(L)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

3.	Related Party Transactions

Strong Capital Management, Inc. (the “Advisor”) provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of 0.35% and 0.28%, respectively, of the average daily net assets of the Fund. The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Effective December 4, 2003, the Advisor and Administrator have voluntarily agreed to waive and absorb all expenses of the Fund. Transfer agent and related service fees are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at October 31, 2004, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors’ and independent officers’ fees for the year ended October 31, 2004, were $5,682, $126,610, $228, and $3,733, respectively.

4.	Expense Offsets

Expense offsets for the year ended October 31, 2004, included expense waivers and absorptions, transfer agency banking credits, and earnings credits of $672,767, $0, and $340, respectively.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing.

Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Fund had no borrowings under the LOC during the year.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2004, are $34,897,471 and $83,453,820, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2004.

7.	Income Tax Information

The following information for the Fund is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong High-Yield Municipal Bond Fund	$73,611,306	$256,861	$(21,815,031)	$(21,558,170)	$7,377	$—

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and October 31, 2004 and capital loss carryovers (expiring in varying amounts through 2012) as of October 31, 2004, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong High-Yield Municipal Bond Fund	$—	$4,238,746	$—	$(142,520,501)	$—	$7,992,796	$—

8.	Capital Share Transactions

	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$3,748,470	$14,126,664
Proceeds from Reinvestment of Distributions	3,164,712	5,668,592
Payment for Shares Redeemed	(43,048,464)	(57,711,942)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(36,135,282)	$(37,916,686)

Transactions in Shares of the Fund Were as Follows:
Sold	666,247	2,169,665
Issued in Reinvestment of Distributions	568,817	868,952
Redeemed	(7,795,379)	(8,885,793)

Net Increase (Decrease) in Shares of the Fund	(6,560,315)	(5,847,176)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2004	Value Oct. 31, 2004	Investment Income Nov. 1, 2003- Oct. 31, 2004
Strong High-Yield Municipal Bond Fund
Strong Tax-Free Money Fund	2,670,000	82,720,000	82,005,000	3,385,000	$3,385,000	$27,385

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from applicable Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the applicable Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds. The Strong High-Yield Municipal Bond Fund (“Fund”) will not be included as part of these proposals.

12.	Plan of Liquidation and Dissolution

The Board has approved a Plan of Liquidation and Dissolution (the “Plan”) of the Fund, which contemplates the liquidation for cash of the Fund’s Investor Class shares that remain outstanding on December 29, 2004. The Plan provides that the Advisor will fund with cash any amounts necessary to effect the liquidation of the Fund. As a result of commitments made by the Advisor, all existing shares will be redeemed at no less than the net asset value per share calculated as of November 1, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Strong High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations, of cash flows, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund (hereafter referred to as the “Fund”) at October 31, 2004, the results of its operations, its cash flows, the changes in the net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

As discussed in Note 12, the Fund has adopted a Plan of Liquidation and Dissolution as approved by the Fund’s Board of Directors.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

NOTES

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47249 12-04

AHYMUNI/WH2921 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong High-Yield Municipal Bond Fund, Inc.	$4,752	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong High-Yield Municipal Bond Fund, Inc.	$10,968	$0	$1,775	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,775 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong High-Yield Municipal Bond Fund, Inc., on behalf of the Strong High-Yield Municipal Bond Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004